EXHIBIT 10.2

                              FORM OF SECURITY FOR
       FUNDING NOTE RELATED TO SECURED MEDIUM TERM NOTES ISSUES UNDER THE
                        SECURED MEDIUM TERM NOTES PROGRAM


                               [FACE OF SECURITY]


                                                                    CUSIP No.:


                          ALLSTATE LIFE GLOBAL FUNDING

                                  FUNDING NOTE


Title of Funding Note:                                          Stated Maturity Date:
Trust:                                                          Securities Exchange Listing: [   ] Yes  [   ] No. If yes,
                                                                         indicate name(s) of Securities Exchange(s):
Principal Amount: $
         (or principal amount of foreign or composite
         currency)
Original Issue Date:
Issue Price:
Interest Rate or Formula:

Fixed Rate Note: [   ] Yes [   ] No.  If yes,                   Floating Rate Note: [   ] Yes [   ] No. If yes,
         Interest Rate:                                                  Regular Floating Rate Note: [   ]
         Interest Payment Dates:                                         Floating Rate/Fixed Rate Note: [   ]
         Day Count Convention:                                           Inverse Floating Rate Note: [   ]
         Additional/Other Terms:                                         Interest Rate:
Amortizing Note: [   ] Yes [   ] No. If yes,                             Interest Rate Basis(es):
         Amortization Schedule:                                                  CD Rate [   ]
         Additional/Other Terms:                                                 CMT Rate [   ]
Discount Note: [   ] Yes [   ] No. If yes,                                       Commercial Paper Rate [   ]
         Total Amount of Discount:                                               Constant Maturity Swap Rate [   ]
         Initial Accrual Period of Discount:                                     Eleventh District Cost of Funds Rate [   ]
         Interest Payment Dates:                                                 Federal Funds Open Rate [   ]
         Additional/Other Terms:                                                 Federal Funds Rate [   ]
Redemption Provisions: [   ] Yes [   ] No. If yes,                               LIBOR [   ]
         Initial Redemption Date:                                                EURIBOR [   ]
         Initial Redemption Percentage:                                          Prime Rate [   ]
         Annual Redemption Percentage Reduction,                                 Treasury Rate [   ]
                  if any:                                                        If LIBOR:
         Additional/Other Terms:                                                      [   ] LIBOR Moneyline Telerate:
Repayment Provisions: [   ] Yes [   ] No. If yes,                                     [   ] LIBOR Reuters:
         Optional Repayment Date(s):                                                  LIBOR Currency:
         Optional Repayment Price:                                               If CMT Rate:
         Additional/Other Terms:                                                      Designated CMT MoneylineTelerate Page:
Regular Interest Record Date(s):                                                          If CMT MoneylineTelerate Page 7052:
Sinking Fund, if any:                                                                     [   ] Weekly Average
Specified Currency:                                                                       [   ] Monthly Average
Exchange Rate Agent:                                                             Designated CMT Maturity Index:
Funding Note Calculation Agent:                                          Index Maturity:
Authorized Denominations:                                                Spread (+/-), if any:
Collateral: The right, title and interest of the Trust in and
     to:                                                                 Spread Multiplier, if any:
     (i) Allstate Life Insurance Company Funding                         Initial Interest Rate, if any:
     Agreement No(s). [ ]; (ii) all proceeds in respect of such          Initial Interest Reset Date:
     Funding Agreement(s); and  (iii) all books and records              Interest Reset Dates:
     (including, without limitation, computer programs,                  Interest Determination Date(s):
     printouts, and other computer materials and files)                  Interest Payment Dates:
     pertaining to such Funding Agreement(s).                            Maximum Interest Rate, if any:
                                                                         Minimum Interest Rate, if any:
Additional Amounts to be Paid for Withholding Tax:
     [   ] Yes [   ] No                                                  Fixed Rate Commencement Date, if any:
                                                                         Floating Interest Rate, if any:
                                                                         Fixed Interest Rate, if any:
                                                                         Day Count Convention:
                                                                         Additional/Other Terms:

     This note certificate (the "Funding Note Certificate") represents a duly authorized funding note (the "Funding Note") of Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global
Funding"). The Funding Note is being issued in connection with the issuance and sale by the trust specified above (the "Trust") of the trust notes identified on Annex A to that certain series instrument to which Global Funding and the Trust are parties (the "Series Instrument") (the "Trust Notes"). The Funding Note is being issued under the Funding Note Indenture, effective as of the date hereof
(as amended or supplemented from time to time, the "Funding Note Indenture") among Global Funding and the other persons specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Funding Note Indenture Terms, which are incorporated by reference in and form a part of the Funding Note Indenture (as amended or supplemented from time to time, the "Standard Funding Note Indenture Terms").

     Subject to the immediately following paragraph, Global Funding, for value received, hereby promises to pay to the Holder or Holders of the Funding Note on the Maturity Date (as defined below) (or on the date of redemption or repayment by Global Funding) the principal amount of the Funding Note and, if so specified above, to pay interest from time to time on the Funding Note from the Original
Issue Date specified  above (the "Original  Issue Date") or from the most recent
Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Funding Note is paid or made available for payment and to pay such other amounts due and owing with respect to the Funding Note.

     This Funding Note Certificate shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture
Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each funding agreement identified on Exhibit A to the Closing
Instrument (each, a "Funding Agreement") in accordance with the terms of the Funding Note and the Coordination Agreement, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

     On any exchange or purchase and cancellation of the Funding Note, details of such exchange or purchase and cancellation shall be entered in the records of Global Funding. Upon any such exchange or purchase and cancellation, the principal amount of the Funding Note shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Funding Note
Indenture Terms.

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

     Unless otherwise set forth above, if the Funding Note is subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the portion of the Funding Note represented by this Funding Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the portion of the Funding Note represented by this Funding Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial
Redemption Date (each such date, a "Redemption  Date") by the Annual  Redemption
Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

     The Funding Note will mature on the earlier of the Stated Maturity Date and the Maturity Date (as defined in the Trust Notes) of the Trust Notes (the "Trust
Notes Maturity Date"), unless its principal (or, any installment of its principal) becomes due and payable prior to any such date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of Global Funding, notice of the Holder's option to elect repayment or otherwise (the Stated Maturity Date, the Trust Notes Maturity Date or any date prior to any such date on which the Funding Note becomes due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Funding Note repayable on such date).

     Unless otherwise provided above and except as provided in the following paragraph, Global Funding will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; provided that any payment of principal, premium, if any, interest or other amounts to be made in accordance with the provisions set forth on the reverse hereof.

     Unless  otherwise  specified  above,  the interest payable on each Interest
Payment Date or on the Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment
Date or the Maturity Date, as the case may be (each, an "Interest Period").

     Reference is hereby made to the further provisions of the Funding Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Funding Note as specified above, the Funding Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

     The Funding Note or the portion  thereof  represented  by this Funding Note
Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Funding
Note Indenture Trustee pursuant to the Funding Note Indenture.



                                       3




         IN WITNESS WHEREOF, Global Funding has caused this instrument to be duly executed on its behalf.


Dated: Original Issue Date                                   ALLSTATE LIFE GLOBAL FUNDING,
                                                             as Issuer


                                                             By:
                                                                  --------------------------------------------
                                                                  Name:
                                                                  Title:



                          CERTIFICATE OF AUTHENTICATION

         This Funding Note Certificate is one of the Funding Note Certificates representing the Funding Note described in the within-mentioned Funding Note
Indenture.


Dated: Original Issue Date                                   [THE BANK OF NEW YORK TRUST COMPANY, N.A.],
                                                             as Funding Note Indenture Trustee


                                                             By:
                                                                  -------------------------------------------
                                                                  Authorized Signatory




                                       4
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                        [REVERSE OF DEFINITIVE SECURITY]

     SECTION 1. General. This Funding Note is being issued pursuant to the Funding Note Indenture in connection with the issuance and sale by the Trust of the Trust Notes. The Funding Note shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture
Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each Funding Agreement, and such cancellation shall operate as a redemption of the Funding Note.

     SECTION 2. Currency. The Funding Note is denominated in, and payments of principal of, premium, if any, and interest on, if any, and other amounts in respect of, the Funding Note will be in the Specified Currency designated on the face hereof. If the specified currency of the Funding Note is other than U.S.
Dollars (or "Foreign Currency Note"), any amounts so payable by Global Funding in the Specified Currency will be converted by the exchange rate agent designated on the face hereof (the "Exchange Rate Agent") into United States dollars for payment to the registered holders hereof unless otherwise specified on the face hereof or a registered holder elects, in the manner described below, to receive payments in the Specified Currency.

     If the Specified Currency for a Foreign Currency Note is not available for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond the control of Global Funding, Global Funding will be entitled to satisfy the obligations to the registered holders of the Foreign Currency Note by making payments in United
States dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate
Agent) selected by the Exchange Rate Agent and approved by Global Funding for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all registered holders of the Foreign Currency
Note scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant registered holders of the Foreign Currency Note by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency.

     Registered holders of a Foreign Currency Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Funding
Note Indenture Trustee at its corporate trust office in The City of New York on or prior to the applicable Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Funding Note Indenture Trustee on or prior to a Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Registered holders of a Foreign Currency Note to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made.

     Unless otherwise specified on the face hereof, if the Specified Currency is other than United States dollars, if the Holder hereof elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency, the Holder must notify the Funding Note Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular
Interest Record Date or at least ten calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the Funding Note
Indenture Trustee on or prior to such dates, then the Holder will receive payments in the Specified Currency.

     Unless otherwise  specified on the face hereof, if payment in the Specified
Currency hereon is not available to Global Funding for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond Global Funding's control, then
Global Funding will be entitled to satisfy its obligations by making payments in United States dollars on the basis of the Market Exchange Rate, computed by the Exchange Rate Agent as described above, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. The "Market Exchange
Rate" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the Specified
Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment in

                                       5
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respect hereof made under such circumstances in U.S. Dollars will not constitute an Event of Default under the Funding Note Indenture.

     In the event that a member state of the European Union in whose national currency the Funding Note is denominated becomes a participant member in the third stage of the European economic and monetary union, Global Funding may on or after the date of such occurrence, without the consent of any Holder hereof, redenominate all, but not less than all, of the Principal amount of the Funding
Note represented hereby.

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on any Holder hereof.

     All currency exchange costs will be borne by the Holder hereof by deduction from the payments made hereon.

     SECTION 3. Determination of Interest Rate and Other Payment Provisions.

     Fixed Rate Note. If the Funding Note is designated on the face hereof as a "Fixed Rate Note," the Funding Note will bear interest from the Original Issue
Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Funding Note will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest
Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, will be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     Discount Note. If the Funding Note is designated on the face hereof as a "Discount Note" (as defined below), payments in respect of the Funding Note shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of the Discount Note will be equal to the sum of: (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of the Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on the Discount Note to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Funding Note occurs for a Discount Note, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for a Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to a Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the
"Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain Discount Notes may not be treated as having original issue discount within the meaning of the Code, and certain
Funding Notes other than Discount Notes may be treated as issued with original issue discount for federal income tax purposes. The Funding Note is a "Discount
Note" if its Issue Price is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date. A Discount Note may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance.

     Amortizing Note. If the Funding Note is specified on the face hereof as an "Amortizing Note," the Funding Note shall bear interest at the rate set forth on the face hereof, and payments of principal and interest shall be made as set forth on the face hereof and/or in accordance with SCHEDULE I attached hereto.
Unless otherwise specified on the face hereof, interest on the Funding Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to an Amortizing Note will be applied first to interest due and payable on the Funding Note and then to the reduction of the unpaid principal amount of the Funding Note.

     Floating Rate Note. If the Funding Note is specified on the face hereof as a "Floating Rate Note," interest on the Funding Note shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note,
CMT Rate Note,  Commercial  Paper Rate Note,  Constant  Maturity Swap Rate Note,

                                       6

Eleventh District Cost of Funds Rate Note, Federal Funds Open Rate Note, Federal
Funds Rate Note,  LIBOR Note,  EURIBOR  Note,  Prime Rate Note or Treasury  Rate
Note.  If the Funding Note is  designated  on the face hereof as a Floating Rate
Note,  the face  hereof  will  specify  whether  the  Funding  Note is a Regular
Floating Rate Note, Inverse Floating Rate Note or Floating Rate/Fixed Rate Note.
For the period from the date of issue to, but not including,  the first Interest
Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

     (A) If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; provided, however, that if the Funding
          Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

     (B) Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Funding Note resets daily, each Business
          Day; (2) if the Funding Note resets  weekly,  other than Treasury Rate
          Note, the Wednesday of each week; (3) if the Funding Note is a Treasury Rate Note that resets weekly, and except as provided below under "Treasury Rate Note," the Tuesday of each week; (4) if the Funding Note resets monthly, the third Wednesday of each month, unless the Eleventh District Cost of Funds Rate is the Interest Rate Basis
          (as defined below) applicable to the Funding Note, in which case the Funding Note will reset the first calendar day of the month; (5) if the Funding Note resets quarterly, the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued; (6) if the Funding Note resets semiannually, the third Wednesday of each of the two months specified on the face hereof; and (7) if the Funding Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed
          Rate  Commencement  Date specified on the face hereof (the "Fixed Rate
          Commencement Date").

     (C)  Accrued  interest is calculated by multiplying the principal amount of the  Floating  Rate Note by an accrued  interest  factor.  The accrued interest factor is computed by adding the interest  factor  calculated for each day in the particular  Interest  Period.  The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360,  in the case of a  Floating  Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh  District Cost of
          Funds Rate,  the  Federal  Funds Open Rate,  the  Federal  Funds Rate,
          LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating
          Rate  Note  as to  which  the  CMT  Rate  or the  Treasury  Rate is an applicable Interest Rate Basis. In the case of a Floating Rate Note as to which the Constant  Maturity  Swap Rate is the Interest Rate Basis,
          the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the  interest  period  is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month,  or (ii) the last day of the interest  period is the last day of the month of  February,  in which  case the  month  of  February  shall  not be  considered  to be lengthened  to a 30-day  month)).  The interest  factor for a Floating
          Rate Note as to which the interest rate is calculated  with  reference to two or more  Interest  Rate Bases will be calculated in each period in the same  manner  as if only the  applicable  Interest  Rate  Basis specified on the face hereof  applied.  The interest rate shall be set forth on the  face  hereof.  For  purposes  of  making  the  foregoing calculation,  the interest  rate in effect on any Interest  Reset Date will be the applicable  rate as reset on that date.  Unless  otherwise specified on the face hereof,  the interest  rate that is effective on
          the  applicable   Interest  Reset  Date  will  be  determined  on  the
          applicable   Interest   Determination   Date  and  calculated  on  the
          applicable Funding Note Calculation Date (as defined below).  "Funding
          Note  Calculation  Date"  means  the date by which  the  Funding  Note
          Calculation  Agent designated on the face hereof,  is to calculate the interest rate which will be the earlier of (1) the tenth  calendar day after the particular  Interest  Determination  Date or, if such day is not a Business  Day,  the next  succeeding  Business  Day;  or (2) the
          Business Day  immediately  preceding the applicable  Interest  Payment
          Date or the Maturity Date, as the case may be.

     (D) Unless otherwise specified on the face hereof, all percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five

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

          one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on a Floating Rate
          Note will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

     (E) Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if any Interest
          Payment Date (other than the Maturity Date for the Funding Note) would otherwise be a day that would not be a Business Day, such Interest
          Payment Date would be postponed to the next  succeeding  Business Day;
          provided, however, that if the Funding Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding
          Business Day. Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if the Maturity Date of the Funding Note falls on a day this is not a Business Day, Global Funding will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Funding Note is daily, weekly or monthly, interest will be payable on the third
Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, as specified on the face hereof, (2) if the Interest Reset Date for the Funding Note is quarterly, interest will be payable on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, (3) if the Interest Reset Date for the Funding Note is semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof, (4) if the Interest Reset Date for the Funding Note is annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof.
In each of these cases, the Maturity Date will also be an Interest Payment Date.

     If specified on the face hereof, the Funding Note may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest
Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Funding Note is designated on the face hereof as a Floating Rate Note, the interest rate on the Funding Note shall not exceed the maximum interest rate permitted by applicable law.

     All determinations of interest by the Funding Note Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Funding Note and neither the Funding Note Indenture Trustee nor the Funding Note Calculation
Agent shall have any liability to the Holder of the Funding Note in respect of any determination, calculation, quote or rate made or provided by the Funding
Note  Calculation  Agent.  Upon request of the Holder of the Funding  Note,  the
Funding Note Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next
Interest  Reset Date with  respect to the  Funding  Note.  If the  Funding  Note
Calculation  Agent is  incapable  or  unwilling to act as such or if the Funding
Note Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, Global Funding will appoint a successor to act as such in its place. The Funding Note Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

     Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Funding Note on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

     (A)  CD Rate Note. If the Interest  Rate Basis is the CD Rate,  the Funding
          Note shall be deemed to be a "CD Rate Note". A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Funding Note
          Calculation  Agent  will  determine  the  CD

                                       8

          Rate on each Interest  Determination Date. The Interest  Determination
          Date is the second  Business Day preceding the related  Interest Reset
          Date.

               "CD  Rate"  means:  (1)  the  rate  on  the  particular  Interest
               Determination   Date  for   negotiable   United   States   dollar
               certificates  of deposit having the Index  Maturity  specified on the face hereof as  published  in  H.15(519)  (as defined  below)
               under the caption "CDs  (secondary  market)";  or (2) if the rate referred to in clause (1) is not so published  by 3:00 P.M.,  New
               York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for negotiable
               United  States  dollar   certificates  of  the  particular  Index
               Maturity as published in the H.15 Daily Update (as defined below)
               or other  recognized  electronic  source  used for the purpose of displaying the applicable  rate under the heading "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not yet published  in either  H.15(519)  or the H.15 Daily Update by 3:00
               P.M., New York City time, on the related Funding Note Calculation
               Date,  then  the CD  Rate  will  be the  rate  on the  particular
               Interest  Determination  Date  calculated  by  the  Funding  Note
               Calculation  Agent as the arithmetic mean of the secondary market offered  rates  as of 10:00  A.M.,  New  York  City  time on that
               Interest  Determination  Date of three leading nonbank dealers in negotiable  United States dollar  certificates  of deposit in The
               City  of  New  York  (which  may  include  the  Agents  or  their affiliates)  selected by the Funding Note  Calculation  Agent for negotiable United States dollar  certificates of deposit of major
               United  States money market banks for  negotiable  United  States certificates of deposit with a remaining  maturity closest to the particular Index Maturity in an amount that is representative for a single  transaction  in that market at that time; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as  mentioned in clause (3), the CD Rate in effect on the particular  Interest  Determination  Date; provided that if no CD
               Rate is then in effect,  the interest rate that will be effective as of the next Interest  Reset Date will be the Initial  Interest
               Rate.

               "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

               "H.15  Daily   Update"  means  the  daily  update  of  H.15(519),
               available  through  the  world-wide-web  site  of  the  Board  of
               Governors     of    the     Federal     Reserve     System     at
               http://www.federalreserve.gov/releases/H15/update,     or     any
               successor site or publication.

     (B) CMT Rate Note. If the Interest Basis is the CMT Rate, the Funding Note shall be deemed to be a "CMT Rate Note". A CMT Rate Note will bear interest at the interest rate calculated with reference to the CMT
          Rate and the Spread or Spread  Multiplier,  if any.  The Funding  Note
          Calculation  Agent  will  determine  the CMT  Rate on each  applicable
          Interest  Determination  Date. The applicable  Interest  Determination
          Date is the second Business Day prior to the Interest Reset Date.

               "CMT Rate"  means:  (1) if CMT  Moneyline  Telerate  Page 7051 is specified on the face  hereof:  (a) the  percentage  equal to the
               yield  for  United  States   Treasury   securities  at  "constant
               maturity" having the Index Maturity  specified on the face hereof as published in H.15(519)  under the caption  "Treasury  Constant
               Maturities",  as the yield is displayed on Moneyline Telerate (or any  successor  service)  on page 7051 (or any other  page as may replace the specified page on that service)  ("Moneyline Telerate
               Page 7051"), for the particular  Interest  Determination Date; or
               (b) if the rate  referred  to in clause (a) does not so appear on
               Moneyline  Telerate Page 7051, the percentage  equal to the yield for United  States  Treasury  securities  at "constant  maturity"
               having  the  particular  Index  Maturity  and for the  particular
               Interest  Determination  Date as published in H.15(519) under the caption  "Treasury  Constant  Maturities";  or (c)  if  the  rate referred  to in clause (b) does not so appear in  H.15(519),  the rate on the particular Interest Determination Date for the period of the  particular  Index  Maturity as may then be  published  by either the  Federal  Reserve  System  Board of  Governors  or the
               United  States  Department  of the Treasury that the Funding Note
               Calculation  Agent  determines to be comparable to the rate which would  otherwise have been published in H.15(519);  or (d) if the rate referred to in clause (c) is not so  published,  the rate on the  particular  Interest  Determination  Date  calculated by the
               Funding Note  Calculation  Agent as a yield to maturity  based on the  arithmetic  mean  of the  secondary  market  bid  prices  at approximately

                                       9

               3:30 P.M.,  New York City time,  on that  Interest  Determination
               Date of three leading primary United States government securities dealers in The City of New York  (which may include the Agents or their affiliates) (each, a "Reference  Dealer"),  selected by the
               Funding  Note  Calculation  Agent  from  five  Reference  Dealers selected by the Funding Note  Calculation  Agent and  eliminating the highest quotation,  or, in the event of equality,  one of the highest,  and the lowest  quotation or, in the event of equality, one of the lowest, for United States Treasury  securities with an original  maturity  equal to the  particular  Index  Maturity,  a remaining  term to  maturity no more than one year  shorter  than
               that  Index   Maturity   and  in  a  principal   amount  that  is
               representative for a single transaction in the securities in that market at that time;  or (e) if fewer than five but more than two of  the  prices  referred  to  in  clause  (d)  are  provided  as requested, the rate on the particular Interest Determination Date calculated  by the Funding  Note  Calculation  Agent based on the arithmetic  mean of the  bid  prices  obtained  and  neither  the highest nor the lowest of the quotations shall be eliminated;  or
               (f) if fewer  than  three  prices  referred  to in clause (d) are provided  as  requested,  the  rate  on the  particular  Interest
               Determination  Date  calculated  by the Funding Note  Calculation
               Agent as a yield to maturity based on the arithmetic  mean of the secondary  market bid prices as of  approximately  3:30 P.M., New
               York City  time,  on that  Interest  Determination  Date of three
               Reference  Dealers selected by the Funding Note Calculation Agent
               from  five  Reference   Dealers  selected  by  the  Funding  Note
               Calculation  Agent and eliminating  the highest  quotation or, in the  event  of  equality,  one  of the  highest  and  the  lowest quotation  or, in the event of equality,  one of the lowest,  for
               United  States  Treasury  securities  with an  original  maturity greater than the particular  Index Maturity,  a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that  market at that time;  or (g) if fewer than five but more than  two  prices  referred  to in  clause  (f) are  provided  as requested, the rate on the particular Interest Determination Date calculated  by the Funding  Note  Calculation  Agent based on the arithmetic  mean of the  bid  prices  obtained  and  neither  the highest nor the lowest of the quotations  will be eliminated;  or
               (h) if fewer  than  three  prices  referred  to in clause (f) are provided as requested,  the CMT Rate in effect on the  particular
               Interest Determination Date; provided that if no CMT Rate is then in effect,  the  interest  rate that will be  effective as of the next Interest  Reset Date will be the Initial  Interest  Rate; or
               (2) if CMT Moneyline  Telerate Page 7052 is specified on the face hereof: (a) the percentage equal to the one-week or one-month, as specified on the face  hereof,  average  yield for United  States
               Treasury  securities  at  "constant  maturity"  having  the Index
               Maturity  specified  on the face hereof as published in H.15(519)
               opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified  page on that service)  ("Moneyline  Telerate Page 7052"), for the week or month,  as applicable,  ended  immediately  preceding the week or
               month,   as  applicable,   in  which  the   particular   Interest
               Determination  Date  falls;  or (b) if the  rate  referred  to in clause (a) does not so appear on  Moneyline  Telerate  Page 7052, the percentage  equal to the one-week or one-month,  as specified on the face  hereof,  average  yield for United  States  Treasury securities at "constant  maturity"  having the  particular  Index
               Maturity and for the week or month, as applicable,  preceding the particular Interest  Determination Date as published in H.15(519)
               opposite the caption "Treasury  Constant  Maturities";  or (c) if the  rate  referred  to in  clause  (b)  does  not so  appear  in
               H.15(519),  the one-week or  one-month,  as specified on the face hereof,  average yield for United States  Treasury  securities at
               "constant  maturity"  having the  particular  Index  Maturity  as otherwise  announced by the Federal  Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month,  as applicable,  in which the particular  Interest
               Determination  Date  falls;  or (d) if the  rate  referred  to in clause  (c) is not  so  published,  the  rate  on the  particular
               Interest  Determination  Date  calculated  by  the  Funding  Note
               Calculation  Agent as a yield to maturity based on the arithmetic mean of the  secondary  market bid prices at  approximately  3:30
               P.M., New York City time, on that Interest  Determination Date of three Reference  Dealers selected by the Funding Note Calculation
               Agent from five  Reference  Dealers  selected by the Funding Note
               Calculation Agent and eliminating the highest  quotation,  or, in the  event  of  equality,  one of the  highest,  and  the  lowest quotation  or, in the event of equality,  one of the lowest,  for
               United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year  shorter  than that  Index  Maturity  and in a principal amount that is representative  for a single transaction in the  securities  in that market at that time;  or (e) if fewer than five but more than two of the prices referred to in clause

                                       10

               (d)  are  provided  as  requested,  the  rate  on the  particular
               Interest  Determination  Date  calculated  by  the  Funding  Note
               Calculation  Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated;  or (f) if fewer than three prices  referred to in  clause  (d) are  provided  as  requested,  the rate on the particular Interest  Determination Date calculated by the Funding
               Note  Calculation  Agent  as a yield  to  maturity  based  on the arithmetic  mean  of  the  secondary  market  bid  prices  as  of approximately  3:30 P.M.,  New York City time,  on that  Interest
               Determination  Date of three  Reference  Dealers  selected by the
               Funding  Note  Calculation  Agent  from  five  Reference  Dealers selected by the Funding Note  Calculation  Agent and  eliminating the highest  quotation  or, in the event of equality,  one of the highest and the lowest  quotation  or, in the event of  equality, one of the lowest, for United States Treasury  securities with an original  maturity greater than the particular Index Maturity,  a remaining term to maturity  closest to that Index Maturity and in
               a  principal   amount  that  is   representative   for  a  single
               transaction  in the securities in that market at the time; or (g)
               if fewer than five but more than two prices referred to in clause
               (f)  are  provided  as  requested,  the  rate  on the  particular
               Interest  Determination  Date  calculated  by  the  Funding  Note
               Calculation  Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause (f) are provided as  requested,  the CMT Rate in effect on that Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States
               Treasury security with the shorter original remaining term to maturity will be used.

                                       11

     (C)  Commercial  Paper  Rate  Note.  If  the  Interest  Rate  Basis  is the
          Commercial Paper Rate, the Funding Note shall be deemed to be a "Commercial Paper Rate Note". A Commercial Paper Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread
          Multiplier, if any. The Funding Note Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination
          Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

               "Commercial  Paper  Rate"  means:  (1)  the  Money  Market  Yield
               (calculated  as described  below) on the  Interest  Determination
               Date of the rate for commercial paper having the applicable Index
               Maturity as such rate is published in H.15(519) under the heading
               "Commercial Paper--Nonfinancial";  or (2) if the rate referred to in clause (1) is not published by 3:00 P.M.,  New York City time, on the Funding Note  Calculation Date pertaining to such Interest
               Determination  Date, then the Commercial  Paper Rate shall be the
               Money Market Yield on the particular Interest  Determination Date of the rate for  commercial  paper  having the  particular  Index
               Maturity  as  published  on  H.15  Daily  Update  or  such  other recognized  electronic source used for the purposes of displaying
               the   applicable    rate,    under   the   caption    "Commercial
               Paper--Nonfinancial";  or (3) if the rate  referred  to in clause
               (2) is not  published  by 3:00 P.M.,  New York City time,  on the
               Funding Note Calculation  Date, then the Commercial Paper Rate as calculated  by the Funding  Note  Calculation  Agent shall be the
               Money Market Yield of the arithmetic mean of the offered rates at approximately  11:00 A.M.,  New York City time,  on that Interest
               Determination  Date of three  leading  dealers  of United  States dollar  commercial  paper  in The  City of New  York  (which  may include the Agents or their  affiliates)  selected by the Funding
               Note Calculation Agent for commercial paper having the particular
               Index Maturity placed for industrial issuers whose bond rating is
               "Aa"  by  Moody's  or  the  equivalent  from  another  nationally recognized statistical rating organization; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the  Commercial  Paper Rate in effect on the particular  Interest  Determination Date; provided that if no  Commercial  Paper Rate is then in effect,  the interest  rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


               "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                Money Market Yield =                  D x 360         x 100
                                              ------------------------
                                                   360 - (D x M)

               where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable
               Interest Period.

     (D)  Constant  Maturity  Swap  Rate  Notes.  If the  Interest  Basis is the
          Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant
          Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest  at  the  interest  rate  calculated  with  reference  to the
          Constant  Maturity Swap Rate and the Spread or Spread  Multiplier,  if
          any. The Funding Note  Calculation  Agent will  determine the Constant
          Maturity Swap Rate on each applicable Interest Determination Date. The
          Interest  Determination Date is the second U.S. Government  Securities
          Business Day (as defined below)  preceding the related  Interest Reset
          Date;  provided,  however,  that if, after attempting to determine the
          Constant  Maturity  Swap Rate (as described  below),  such rate is not
          determinable  for  a  particular  Interest   Determination  Date  (the
          "Original   Interest   Determination   Date"),   then  such   Interest
          Determination  Date  shall be the  first  U.S.  Government  Securities
          Business Day preceding the Original  Interest  Determination  Date for which the Constant  Maturity  Swap Rate can be determined as described below. Constant Maturity Swap Rate" means (1) the rate for U.S. Dollar swaps  with the  designated  maturity  specified  on the face  hereof, expressed  as a  percentage,  which  appears  on  the  Reuters  Screen
          ISDAFIX1 Page as of 11:00 A.M.,  New York City time, on the particular
          Interest  Determination Date, or (2) if the rate referred to in clause
          (1) does not appear on the Reuters Screen  ISDAFIX1 Page by 2:00 P.M.,
          New York City time, on such Interest  Determination Date, a percentage determined  on the  basis  of the  mid-market  semi-annual  swap  rate quotations  provided by the Reference  Banks (as defined  below) as of approximately  11:00  A.M.,  New  York  City  time,  on such  Interest

                                       12

          Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating
          U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Funding Note Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation
          (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).


               "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market
               Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

               "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

               "Reference  Banks" mean five leading swap dealers in the New York
               City interbank  market,  selected by the Funding Note Calculation
               Agent, after consultation with Allstate Life.

     (E)  Eleventh  District Cost of Funds Rate Note.  If the Interest  Basis is
          the Eleventh  District  Costs of Funds Rate, the Funding Note shall be deemed  to be a  "Eleventh  District  Cost of  Funds  Rate  Note".  An
          Eleventh  District  Cost of  Funds  Note  will  bear  interest  at the interest rate calculated with reference to the Eleventh  District Cost of Funds Rate and the Spread or Spread Multiplier, if any. The Funding
          Note  Calculation  Agent will determine the Eleventh  District Cost of
          Rate on each applicable  Interest  Determination  Date. The applicable
          Interest  Determination  Date is the  last  working  day of the  month immediately  preceding  the related  Interest  Reset Date on which the
          Federal  Home  Loan  Bank  of San  Francisco  publishes  the  Eleventh
          District Index.  The "Eleventh  District Cost of Funds Rate" means (1)
          the rate equal to the monthly  weighted  average cost of funds for the calendar month immediately preceding the month in which the particular
          Interest Determination Date falls as set forth under the caption "11th
          District"  on the  display on  Moneyline  Telerate  (or any  successor service) on page 7058 (or any other page as may replace the  specified page on that  service)  ("Moneyline  Telerate  Page 7058") as of 11:00
          A.M., San Francisco time, on that Interest  Determination Date, or (2)
          if the rate  referred to in clause (1) does not so appear on Moneyline
          Telerate Page 7058, the monthly weighted average cost of funds paid by member  institutions  of the Eleventh  Federal Home Loan Bank District
          that was most recently  announced (the "Eleventh  District  Index") by the Federal  Home Loan Bank of San  Francisco as the cost of funds for the calendar month immediately  preceding that Interest  Determination
          Date, or (3) if the Federal Home Loan Bank of San  Francisco  fails to announce the  Eleventh  District  Index on or prior to the  particular
          Interest   Determination  Date  for  the  calendar  month  immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date;
          provided  that if no Eleventh  District  Cost of Funds Rate is then in effect,  the  interest  rate  that  will be  effective  as of the next
          Interest Reset Date will be the Initial Interest Rate.

     (F)  Federal  Funds Open Rate Notes.  If the Interest  Basis is the Federal
          Funds Open Rate,  the Notes shall be deemed to be "Federal  Funds Open
          Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Funding Note
          Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination
          Date is the related Interest Reset Date. "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest
          Reset Date  underneath the caption  "FEDERAL  FUNDS" in the row titled
          "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as

                                       13

          determined below.

     (G)  Federal  Funds Rate Note.  If the  Interest  Rate Basis is the Federal
          Funds Rate,  the Funding  Note shall be deemed to be a "Federal  Funds
          Rate  Note".  A Federal  Funds Rate Note will bear  interest  for each
          Interest Reset Date at the interest rate  calculated with reference to the Federal  Funds Rate and the Spread or Spread  Multiplier,  if any.
          The Funding Note  Calculation  Agent will  determine the Federal Funds
          Rate on each  applicable  Interest  Determination  Date.  The Interest
          Determination  Date is the  Business  Day  immediately  preceding  the related  Interest Reset Date.  "Federal Funds Rate" means (1) the rate on the particular Interest Determination Date for United States dollar federal  funds as published in  H.15(519)  under the caption  "Federal
          Funds  (Effective)"  and  displayed  on  Moneyline  Telerate  (or  any successor  service)  on page 120 (or any other page as may replace the specified page on that service)  ("Moneyline  Telerate Page 120"),  or
          (2) if the rate  referred  to in  clause  (1) does  not so  appear  on
          Moneyline  Telerate Page 120 or is not so published by 3:00 P.M.,  New
          York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal  funds  as  published  in H.15  Daily  Update,  or such  other recognized  electronic  source used for the purpose of displaying  the applicable rate, under the caption "Federal Funds (Effective)", or (3)
          if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M.,  New York City time,  on the related  Funding  Note  Calculation
          Date,  the  rate  on  the  particular   Interest   Determination  Date
          calculated  by the Funding Note  Calculation  Agent as the  arithmetic mean of the rates for the last  transaction in overnight United States dollar  federal  funds  arranged  by three  leading  brokers of United
          States  dollar  federal  funds  transactions  in The  City of New York
          (which may  include the Agents or their  affiliates),  selected by the
          Funding Note Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date, or (4) if the brokers so selected by the Funding Note Calculation  Agent are not quoting as mentioned in clause  (3),  the  Federal  Funds  Rate in  effect  on the  particular
          Interest Determination Date; provided that if no Federal Funds Rate is then in effect,  the  interest  rate that will be  effective as of the next Interest Reset Date will be the Initial Interest Rate.

     (H)  LIBOR Note.  If the Interest  Rate Basis is LIBOR (as defined  below), the Funding  Note shall be deemed to be a "LIBOR  Note".  A LIBOR Note will bear  interest  for each  Interest  Period at the  interest  rate
          calculated   with   reference  to  LIBOR  and  the  Spread  or  Spread
          Multiplier, if any. On each applicable Interest Determination Date the
          Funding Note  Calculation  Agent will determine  LIBOR. The applicable
          Interest Determination Date is the second London Banking Day preceding the related Interest Reset Date.

               LIBOR means:  (1) if "LIBOR  Moneyline  Telerate" is specified on the  face  hereof  or  if  neither  "LIBOR  Reuters"  nor  "LIBOR
               Moneyline Telerate" is specified on the face hereof as the method for  calculating  LIBOR,  the  rate  for  deposits  in the  LIBOR
               Currency (as defined below) having the Index  Maturity  specified on the face  hereof,  commencing  on the related  Interest  Reset
               Date,  that  appears on the LIBOR Page (as  defined  below) as of
               11:00 A.M., London time, on the particular Interest Determination
               Date, or (2) if "LIBOR  Reuters" is specified on the face hereof, the  arithmetic  mean of the  offered  rates,  calculated  by the
               Funding Note Calculation Agent, or the offered rate, if the LIBOR
               Page by its terms  provides only for a single rate,  for deposits in the LIBOR  Currency  having  the  particular  Index  Maturity, commencing  on the related  Interest  Reset Date,  that appear or appears,  as the case may be, on the LIBOR Page as of 11:00 A.M.,
               London time, on the particular  Interest  Determination  Date, or
               (3) if fewer than two offered rates  appear,  or no rate appears, as the case may be, on the particular Interest Determination Date on  the  LIBOR  Page  as  specified  in  clause  (1) or  (2),  as applicable,  the rate calculated by the Funding Note  Calculation
               Agent of at least two offered quotations  obtained by the Funding
               Note  Calculation  Agent after  requesting  the principal  London offices of each of four major  reference banks (which may include affiliates  of the  Agents),  in the London  interbank  market to provide  the  Funding  Note  Calculation  Agent with its  offered quotation  for  deposits in the LIBOR  Currency for the period of the particular Index Maturity, commencing on the related Interest
               Reset  Date,  to prime  banks in the London  interbank  market at
               approximately   11:00  A.M.,   London  time,   on  that  Interest
               Determination   Date   and  in  a   principal   amount   that  is
               representative  for a single transaction in the LIBOR Currency in that  market  at that  time,  or (4) if fewer  than  two  offered quotations  referred to in clause (3) are provided as  requested, the rate calculated by the Funding Note Calculation  Agent as the arithmetic mean of the rates quoted at approximately  11:00 A.M., in the applicable  Principal  Financial Center, on the

                                       14

               particular  Interest  Determination  Date by  three  major  banks
               (which may include  affiliates of the Agents),  in that Principal
               Financial Center selected by the Funding Note  Calculation  Agent for loans in the LIBOR Currency to leading European banks, having the particular  Index Maturity and in a principal  amount that is representative  for a single transaction in the LIBOR Currency in that market at that time,  or (5) if the banks so selected by the
               Funding  Note  Calculation  Agent are not quoting as mentioned in
               clause  (4),   LIBOR  in  effect  on  the   particular   Interest
               Determination  Date; provided that if no LIBOR is then in effect, the interest  rate that will be effective as of the next Interest
               Reset Date will be the Initial Interest Rate.

               "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.

               "LIBOR Page" means either: if "LIBOR Reuters" is specified on the face hereof as the method for calculating LIBOR, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline
               Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

               "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

     (I) EURIBOR Note. If the Interest Rate Basis is EURIBOR (as defined below), the Funding Note shall be deemed to be a "EURIBOR Note". A
          EURIBOR Note will bear interest at the rates (calculated with references to the European inter-bank offered rate for deposits in Euro, or "EURIBOR", and the Spread and/or Spread Multiplier, if any) specified on the face hereof.

               "EURIBOR" means, with respect to any Interest  Determination Date relating to a EURIBOR Note or if the Funding Note bears  interest at a floating rate for which the interest rate is determined with reference to EURIBOR (a "EURIBOR Interest  Determination  Date"),
               the rate for  deposits  in Euros  as  sponsored,  calculated  and published jointly by the European Banking Federation and ACI--The
               Financial Market  Association,  or any company established by the joint  sponsors for purposes of compiling  and  publishing  those rates,  having the Index  Maturity  specified on the face hereof, commencing  on the  applicable  Interest  Reset Date, as the rate appears on Moneyline Telerate, Inc., or any successor service, on page 248 (or any other page as may replace that specified page on the service)  ("Moneyline  Telerate  Page 248") as of 11:00 A.M.,
               Brussels time, on the applicable  EURIBOR Interest  Determination
               Date.  If such rate does not appear on  Moneyline  Telerate  Page
               248, or is not so published by 11:00 A.M.,  Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Funding Note Calculation  Agent and will be the arithmetic  mean  of at  least  two  quotations  obtained  by the
               Funding Note  Calculation  Agent after  requesting  the principal
               Euro-zone (as defined  below)  offices of four major banks in the
               Euro-zone   interbank   market  to  provide  the   Funding   Note
               Calculation  Agent with its  offered  quotation  for  deposits in
               Euros for the period of the Index Maturity  specified on the face hereof,  commencing  on the  applicable  Interest  Reset Date, to prime banks in the Euro-zone  interbank  market at  approximately
               11:00 A.M.,  Brussels  time, on the applicable  EURIBOR  Interest
               Determination  Date and in a  principal  amount not less than the equivalent  of $1 million in Euros that is  representative  for a single  transaction  in Euro in the market at that time. If fewer than  two  such  quotations  are so  provided,  the  rate  on the applicable EURIBOR Interest Determination Date will be calculated by the Funding Note Calculation  Agent and will be the arithmetic mean of the rates quoted at  approximately  11:00 A.M.,  Brussels time, on such EURIBOR Interest  Determination  Date by four major banks in the  Euro-zone  for  loans in Euro to  leading  European banks,  having the

                                       15

               Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euros in the market at that time. If the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date; provided that if no EURIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "Euro-zone"  means the region  comprised of member  states of the
               European   Union  that  have  adopted  the  single   currency  in
               accordance with the Treaty  Establishing the European  Community, as amended by the Treaty on European Union.


     (J)  Prime Rate Note.  If the  Interest  Rate Basis is the Prime Rate,  the
          Funding  Note shall be deemed to be a "Prime Rate Note".  A Prime Rate
          Note will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest
          Rate,  if  any,  specified  on  the  face  hereof.  The  Funding  Note
          Calculation  Agent will  determine  the Prime  Rate for each  Interest
          Reset  Date  on  each  applicable  Interest  Determination  Date.  The
          Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Prime Rate" means (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan", or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular
          Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters
          Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date, or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note
          Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Funding Note Calculation Agent, or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause
          (4), the Prime Rate in effect on the particular Interest Determination
          Date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     (K)  Treasury Rate Note.  If the Interest Rate Basis is the Treasury  Rate,
          the  Funding  Note shall be deemed to be a  "Treasury  Rate  Note".  A
          Treasury Rate Note will bear interest for each Interest  Reset Date at the interest rate  calculated  with reference to the Treasury Rate and the Spread or Spread Multiplier,  if any. The Funding Note Calculation
          Agent  will   determine  the  Treasury  Rate  on  each  Treasury  Rate
          Determination  Date (as defined below).  "Treasury Rate" means (1) the rate from the auction held on the Treasury Rate Interest Determination
          Date  (the  "Auction")  of direct  obligations  of the  United  States
          ("Treasury  Bills")  having the Index  Maturity  specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline
          Telerate (or any  successor  service) on page 56 (or any other page as may replace that page on that service)  ("Moneyline Telerate Page 56")
          or  page 57 (or  any  other  page  as may  replace  that  page on that service)  ("Moneyline  Telerate Page 57"), or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related  Funding Note  Calculation  Date,  the Bond  Equivalent
          Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update,  or another  recognized  electronic source used for the purpose of displaying the applicable  rate,

                                       16

          under the caption "U.S. Government  Securities/Treasury  Bills/Auction
          High",  or  (3)  if  the  rate  referred  to in  clause  (2) is not so published  by 3:00 P.M.,  New York City time,  on the related  Funding
          Note  Calculation  Date, the Bond Equivalent Yield of the auction rate of the  applicable  Treasury  Bills as announced by the United  States
          Department of the  Treasury,  or (4) if the rate referred to in clause
          (3)  is not  so  announced  by the  United  States  Department  of the
          Treasury,  or if the Auction is not held, the Bond Equivalent Yield of the  rate  on  the  particular  Interest  Determination  Date  of  the applicable  Treasury Bills as published in H.15(519) under the caption
          "U.S. Government  Securities/Treasury  Bills/Secondary Market", or (5)
          if the rate  referred  to in clause  (4) is not so  published  by 3:00
          P.M.,  New York City time,  on the related  Funding  Note  Calculation
          Date, the rate on the particular  Interest  Determination  Date of the applicable  Treasury  Bills as  published  in H.15  Daily  Update,  or
          another   recognized   electronic  source  used  for  the  purpose  of
          displaying the  applicable  rate,  under the caption "U.S.  Government
          Securities/Treasury  Bills/Secondary  Market",  or  (6)  if  the  rate referred to in clause (5) is not so published  by 3:00 P.M.,  New York
          City time, on the related Funding Note  Calculation  Date, the rate on the particular  Interest  Determination Date calculated by the Funding
          Note Calculation  Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M.,
          New York City time,  on that  Interest  Determination  Date,  of three primary United States government securities dealers (which may include
          the  Agents  or  their  affiliates)   selected  by  the  Funding  Note
          Calculation  Agent,  for the issue of Treasury  Bills with a remaining maturity  closest to the Index Maturity  specified on the face hereof, or (7) if the  dealers so selected  by the  Funding  Note  Calculation
          Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date; provided that if no Treasury  Rate is then in effect,  the  interest  rate that will be effective  as of the next  Interest  Reset  Date  will be the  Initial
          Interest Rate.


               "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Bond Equivalent Yield =             D x N          x 100
                                           -----------------------
                                               360 - (D x M)

               where "D" refers to the  applicable  per annum rate for  Treasury
               Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.


               The "Treasury  Rate  Determination  Date" for each Interest Reset
               Date  means  the day in the week in which  the  related  Interest
               Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday);
               provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest
               Determination Date will be the preceding Friday.

     (L)  Regular Floating Rate Note. Unless the Funding Note is designated as a
          Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, the Funding Note that bears interest at floating rates will be a Regular
          Floating Rate Note and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable
          Spread  Multiplier,  if any.  Commencing on the first  Interest  Reset
          Date, as specified on the face hereof, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first
          Interest Reset Date will be the Initial Interest Rate.

     (M)  Floating  Rate/Fixed Rate Note. If the Funding Note is designated as a
          "Floating Rate/Fixed Rate Note" on the face hereof, the Funding Note that bears interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest
          Reset Date, the rate at which interest on a Floating  Rate/Fixed  Rate

                                       17

          Note  is  payable  will  be  reset  as of each  Interest  Reset  Date;
          provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

     (N)  Inverse  Floating  Rate Note.  If the Funding Note is designated as an
          "Inverse Floating Rate Note" on the face hereof,  the Inverse Floating
          Rate shall be equal to the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero.
          Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first
          Interest Reset Date will be the Initial Interest Rate.

     SECTION 4. Optional Redemption. If any Initial Redemption Date is specified on the face hereof, Global Funding may redeem the Funding Note prior to the Stated Maturity Date at its option on any Business Day on or after the Date
Initial Redemption in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof at the applicable Redemption Price (as defined below) together with any unpaid interest accrued on the Funding Note, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date. Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global
Funding shall give a notice of such redemption to the Holder of any portion of the Funding Note to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date. "Redemption Price" means an amount equal to the Initial
Redemption  Percentage  specified  on the face hereof (as adjusted by the Annual
Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of the Funding Note to be redeemed. The Initial Redemption
Percentage,  if any, shall decline at each anniversary of the Initial Redemption
Date  by  an  amount  equal  to  the  applicable  Annual  Redemption  Percentage
Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount the Funding Note to be redeemed.

     SECTION 5. Sinking Funds and Amortizing Note. Unless otherwise specified on the face hereof or unless the Funding Note is an Amortizing Note, the Funding
Note will not be subject to, or entitled to the benefit of, any sinking fund. If it is specified on the face hereof that the Funding Note is an Amortizing Note, Global Funding will make payments combining principal and interest on the dates and in the amounts set forth in the table appearing in SCHEDULE I, attached to this Funding Note Certificate. If the Funding Note is an Amortizing Note, payments made on the Funding Note will be applied first to interest due and payable on each such payment date and then to the reduction of the unpaid principal amount.

     SECTION 6. Optional Repayment. If so specified on the face hereof, the Holder or Holders of the Funding Note may require Global Funding to repay the Funding Note on the Optional Repayment Date(s) specified on the face hereof, in whole or from time to time, in part, in increments of U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof
(provided that any remaining principal amount of the Funding Note shall be at least U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof), at a repayment price equal to 100% of the unpaid principal amount of the Funding Note to be repaid, together with unpaid interest accrued thereon to the Repayment Date (as defined below) and any other amounts then due and owing. For the Funding Note or any portion thereof to be so repaid, the Funding Note Indenture Trustee must receive at its Corporate Trust Office not more than 60 nor less than 30 calendar days prior to the applicable
Repayment Date, a properly completed Option to Elect Repayment form, which is attached hereto as Annex A, forwarded by the Holder or Holders of the Funding
Note. Exercise of such repayment option shall be irrevocable. As used herein, the term "Repayment Date" shall mean the date fixed for repayment in accordance with the repayment provisions specified above.

     SECTION 7. Tax Redemption. If (i) Global Funding is required at any time to pay  Additional  Amounts (as defined below) or if Global Funding is obligated to withhold or deduct any United States taxes with respect to any payment under the
Funding  Note,  as set forth in the Funding Note  Certificate,  or if there is a material  probability  that Global Funding will become  obligated to withhold or deduct any such United States taxes or otherwise pay Additional  Amounts (in the
opinion  of  independent   legal  counsel  selected  by  the  Funding  Agreement
Provider),  in each case  pursuant to any change in or  amendment  to any United
States  tax laws (or any  regulations  or rulings  thereunder)  or any change in
position  of  the  Internal   Revenue  Service   regarding  the  application  or
interpretation  thereof  (including,  but not limited to, the Funding  Agreement
Provider's or Global Funding's receipt of a written adjustment from the Internal

                                       18

Revenue Service in connection with an audit) (a "Tax Event"), and (ii) the Funding Agreement Provider, pursuant to the terms of the relevant Funding
Agreement, has delivered to the Owner notice that the Funding Agreement Provider intends to terminate the relevant Funding Agreement pursuant to the terms of such Funding Agreement, then Global Funding will redeem the Funding Note on the Redemption Date at the Redemption Price together with any unpaid interest accrued thereon, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date.

     Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of the Funding Note to be redeemed not more than 75 days nor less than 30 days prior to the Redemption Date; provided, that no such notice of redemption may be given earlier than 90 days prior to the earliest day on which Global Funding would become obligated to pay the applicable Additional Amounts were a payment in respect of the Funding Note then due. Failure to give such notice to the Holder of any portion of the Funding Note designated for redemption in whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other portion of the Funding Note.

     SECTION 8. Modifications and Amendments. The Funding Note Indenture contains provisions permitting Global Funding and the Funding Note Indenture
Trustee (1) without the consent of any Holder, to execute  Supplemental  Funding
Note Indentures for limited purposes and take other actions set forth in the Funding Note Indenture, and (2) with the consent of the Holder or Holders of not less than 66(2)/3% of the outstanding principal amount of the Funding Note, evidenced as provided in the Funding Note Indenture, to execute Supplemental
Funding Note Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Funding Note Indenture or any Supplemental Funding Note Indenture or modifying in any manner the rights of the Holder or Holders of the Funding Note subject to specified limitations.

     SECTION 9.  Obligations  Unconditional.  No reference herein to the Funding
Note  Indenture  and no  provision  of the Funding  Note or of the Funding  Note
Indenture shall alter or impair the obligation of Global Funding, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Funding Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

     SECTION 10.  Collateral.  Pursuant to the Funding  Note  Indenture,  Global
Funding will grant a security interest in, pledge and collaterally assign the relevant Funding Agreement(s) issued by the Funding Agreement Provider in connection with the issuance of the Funding Note (each, a "Funding Agreement") to the Funding Note Indenture Trustee. The Funding Note will be secured by the Security Interest in the Collateral in favor of the Funding Note Indenture
Trustee for the benefit of each Holder of the Funding Note and each other person for whose benefit the Funding Note Indenture Trustee is or will be holding the Collateral (the "Secured Parties").

     SECTION 11. Security; Limited Recourse. The Funding Note is solely the obligation of Global Funding, and will not be guaranteed by any person, including but not limited to the Funding Agreement Provider, any Allstate Life
Global Funding Trust, any Agent, the Global Funding Trust Beneficial  Owner, the
Delaware Trustee, the Funding Note Indenture Trustee or any of their affiliates.
Global Funding's obligations under the Funding Note will be secured by all of Global Funding's rights and title in one or more Funding Agreement(s) issued by the Funding Agreement Provider and other rights and assets included in the applicable Collateral. The Holder or Holders of the Funding Note have no direct contractual rights against the Funding Agreement Provider under the Funding
Agreement(s). Under the terms of each Funding Agreement, recourse rights to the Funding Agreement Provider will belong to Global Funding, its successors and permitted assignees. Global Funding has pledged and collaterally assigned each Funding Agreement to the Funding Note Indenture Trustee and has granted the Security Interest in the Collateral to the Funding Note Indenture Trustee for the benefit of the Secured Parties. Recourse to the Funding Agreement Provider under each Funding Agreement will be enforceable only by the Funding Note
Indenture Trustee on behalf of the Secured Parties.

     SECTION 12. Events of Default. If one or more Events of Default, as defined in the Funding Note Indenture, shall have occurred and be continuing with respect to the Funding Note, then, and in every such event, unless the principal of the Funding Note shall have already become due and payable, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, may be declared to be, and upon any such declaration the same shall become immediately, due and payable; provided that, with respect to certain Events of Default, without any notice to Global Funding or any other act

                                       19

by the Funding Note  Indenture  Trustee or any Holder of the Funding  Note,  the
entire  principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable
with  respect  thereto,   shall  become  immediately  due  and  payable  without
presentment, demand, protest or other notice of any kind. If the Funding Note is a Discount  Note,  the amount of  principal of the Funding Note that becomes due and payable upon such  acceleration  shall be equal to the amount  calculated as set forth in Section 3 hereof.

     SECTION 13. Withholding;  Additional Amounts. All amounts due in respect of the Funding Note will be made without withholding or deduction for or on account
of  any  present  or  future  taxes,  duties,   levies,   assessments  or  other
governmental charges of whatever nature imposed or levied by or on behalf of any governmental  authority in the United States having the power to tax payments on the Funding Note unless the  withholding or deduction is required by law. Unless otherwise  specified  on the  face  hereof,  Global  Funding  will  not  pay any
Additional  Amounts  to the  Holders of the  Funding  Note in the event that any withholding  or  deduction  is  so  required  by  law,  regulation  or  official interpretation  thereof,  and the  imposition of a requirement  to make any such withholding  or  deduction  will  not  give  rise to any  independent  right  or obligation to redeem or repay the Funding Note and shall not constitute an Event of Default.

     SECTION 14. Listing. Unless otherwise specified on the face hereof, the Funding Note will not be listed on any securities exchange.

     SECTION 15. No Recourse. Notwithstanding anything to the contrary contained in the Funding Note Indenture,  or the Funding Note  Certificate or Supplemental
Funding Note Indenture,  none of the Funding Agreement  Provider,  its officers, directors,  affiliates, employees or agents, or any of the Delaware Trustee, the
Funding Note Indenture  Trustee or the Global Funding Trust Beneficial Owner, or
any  of  their  officers,  directors,   affiliates,  employees  or  agents  (the
"Non-recourse  Parties")  will  be  personally  liable  for the  payment  of any principal,  interest  or any other sums at any time owing under the terms of the
Funding  Note.  If any Event of Default  shall occur with respect to the Funding
Note,  the  right  of the  Holders  of the  Funding  Note and the  Funding  Note
Indenture  Trustee on behalf of such Holders in  connection  with a claim on the
Funding  Note shall be limited  solely to a proceeding  against the  Collateral.
Neither  the Holders nor the  Funding  Note  Indenture  Trustee on behalf of the
Holders  will have the right to  proceed  against  the  Non-recourse  Parties to enforce the Funding Note (except that to the extent they exercise  their rights, if any, to seize the relevant Funding  Agreement,  they may enforce the relevant
Funding Agreement against the Funding Agreement  Provider) or for any deficiency judgment remaining after foreclosure of any property included in the Collateral.

     SECTION  16.  Governing  Law.  Pursuant  to Section  5-1401 of the  General
Obligations Law of the State of New York, the Funding Note shall be governed by, and construed in accordance with, the laws of the State of New York.



                                       20

                                                        ANNEX A

                            OPTION TO ELECT REPAYMENT

     The undersigned Holder of the Funding Note hereby irrevocably elects to have Global Funding repay the principal amount of the Funding Note or portion hereof at the optional repayment price in accordance with the terms of the Funding Note.




       Date: __________________________
                                                           Signature
                                                           Sign exactly as name
                                                           appears on the front
                                                           of this Note
                                                           Certificate
                                                           [SIGNATURE GUARANTEED
                                                           - required only if
                                                           Funding Note is to be
                                                           issued and delivered
                                                           to other than the
                                                           registered Holder]

                                                           Fill in for
                                                           registration of
                                                           Funding Note if to be
                                                           issued otherwise than
                                                           to the registered
       Principal amount to be repaid, if                   Holder:
       amount to be repaid is less than the
       principal amount of the Funding Note
       represented by this Note Certificate
       (principal amount remaining must be an
       authorized denomination)

       $
         ------------------------
                                                           Name:    _____________________

                                                           Address: _____________________



                                                                    ---------------------
                                                                    (Please print name and address
                                                                     including zip code)




                   Social Security or Other Taxpayer ID Number



                                      A-1

                                                              SCHEDULE I


                               AMORTIZATION TABLE

             Date                                         Payment

       ------------------------                   -------------------










                                      I-1
